[EATON VANCE(R) MANAGED INVESTMENTS LOGO]

[GRAPHIC]

ANNUAL REPORT OCTOBER 31, 2002

EATON VANCE
HIGH
INCOME
FUND

[GRAPHIC]

[GRAPHIC]

                       IMPORTANT NOTICE REGARDING DELIVERY
                            OF SHAREHOLDER DOCUMENTS

    The Securities and Exchange Commission (SEC) permits mutual funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

    EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

    If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

    Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

EATON VANCE HIGH INCOME FUND AS OF OCTOBER 31, 2002

LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS E. FAUST JR.]
Thomas E. Faust Jr.
President

Eaton Vance High Income Fund, Class B shares, had a total return of -5.46% for the year ended October 31, 2002.(1) That return was the result of a decrease in net asset value per share to $4.15 on October 31, 2002 from $4.86 on October 31, 2001, and the reinvestment of $0.474 in dividends.

Class C shares had a total return of -5.37% for the year, the result of a decrease in NAV to $5.48 on October 31, 2002 from $6.41 on October 31, 2001 and the reinvestment of $0.623 in dividends.(1)

Based on closing NAVs on October 31, 2002 of $4.15 for Class B shares and $5.48 for Class C shares, the distribution rates were 10.43% and 10.42%, respectively.(2) The SEC 30-day yields at October 31, 2002 were 12.26% and 12.26%, respectively.(3)

THE HIGH-YIELD MARKET REFLECTED CONTINUING INVESTOR ANXIETY ...

Against the backdrop of a weak economy and an unsettled geopolitical climate, uncertainty continued to plague the financial markets in 2002, with the high-yield market no exception. Investor confidence remained at historically low levels, weakened by a third consecutive year of negative returns in the equity market. The disappointing performance of the high-yield market reflected those concerns, and was characterized by very little new issuance and reduced liquidity.

A STUBBORNLY WEAK ECONOMY HAS LED TO DISAPPOINTING CORPORATE PROFITS AND PRESSURED THE HIGH YIELD MARKET ...

A sluggish economy has severely impaired earnings growth in 2002 and created a continuing hurdle for the high-yield market. While the recession of 2001 proved relatively shallow by historical standards, the recovery has been lackluster. Combined with investors' reluctance to embrace risk, that has led to an especially challenging climate for the high-yield market, with weak demand and a flight to quality driving many investors to Treasury bonds.

WHILE WAITING FOR A RECOVERY TO TAKE HOLD, THERE ARE SIGNS OF A SOUNDER HIGH-YIELD MARKET ON THE HORIZON ...

While investors await a more convincing economic recovery, there are signs that the high-yield market may emerge fundamentally sounder. For example, many of the recent market excesses relating to the telecom industry have been removed. We believe that this renewed discipline will increase the confidence of issuers and investors alike, setting the stage for more high-yield opportunities. In the pages that follow, co-portfolio managers Michael Weilheimer and Thomas Huggins review the past year and offer their thoughts on the year ahead in the high-yield market.

                             Sincerely,

                             /s/ Thomas E. Faust Jr.

                             Thomas E. Faust Jr.
                             President
                             December 11, 2002


FUND INFORMATION
AS OF OCTOBER 31, 2002

PERFORMANCE(4)                   CLASS B          CLASS C
------------------------------------------------------------
Average Annual Total Returns (at net asset value)
------------------------------------------------------------
One Year                          -5.46%          -5.37%
Five Years                        -2.19           -2.21
Ten Years                          4.31            N.A.
Life of Fund+                      5.81            2.92

SEC Average Annual Total Returns (including applicable CDSC)
------------------------------------------------------------
One Year                          -9.73%          -6.22%
Five Years                        -2.43           -2.21
Ten Years                          4.31            N.A.
Life of Fund+                      5.81            2.92


+Inception dates: Class B: 8/19/86; Class C: 6/8/94


TEN LARGEST ISSUERS(5)
-------------------------------------
CSC Holdings, Inc.               2.1%
AES Corp.                        2.0
Hollywood Casino Corp.           1.7
MGM Mirage, Inc.                 1.6
Nextel Communications, Inc.      1.5
Comstock Resources, Inc.         1.5
Venetian Casino/Las Vegas Sands  1.4
Waterford Gaming LLC             1.3
Penn National Gaming, Inc.       1.3
Alderwoods Group                 1.3

(1)These returns do not include the applicable contingent deferred sales charge
   (CDSC) for Class B or C shares. (2) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (3) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (4) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2%
   - 5th year; 1% - 6th year. Class C 1 - year SEC return reflects 1% CDSC. (5) Ten largest issuers account for 15.7% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total investments of the Portfolio. Portfolio profile is subject to change.

   Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Yield will vary.

MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

MANAGEMENT DISCUSSION

[PHOTO OF MICHAEL W. WEILHEIMER]
Michael W. Weilheimer
Co-Portfolio Manager

[PHOTO OF THOMAS HUGGINS]
Thomas Huggins
Co-Portfolio Manager

AN INTERVIEW WITH MICHAEL W. WEILHEIMER AND THOMAS HUGGINS, CO-PORTFOLIO MANAGERS OF HIGH INCOME FUND.

Q: MIKE, THIS HAS BEEN ANOTHER DIFFICULT YEAR. WHAT ARE YOUR IMPRESSIONS OF THE
   HIGH-YIELD MARKET IN RECENT MONTHS?

A: MR. WEILHEIMER: While the high-yield market has stabilized somewhat following last year's traumatic declines, market sentiment has still been quite weak. Several factors have contributed to this weakness. First, in a period of continuing uncertainties about the economic recovery and global politics, investors have remained extremely risk-averse. Second, corporate earnings have been quite disappointing, reflecting the reticence of companies to commit to new capital spending. And finally, the equity markets, which the high-yield market generally closely tracks, have registered a third consecutive year of significant declines, which has further eroded investor confidence. Thus, while we believe that the worst is likely behind us, the high-yield market has not yet gained much traction.

Q: TOM, MIKE INDICATED THAT THE HIGH-YIELD MARKET WAS INFLUENCED BY THE FAILING
   STOCK MARKET. COULD YOU EXPAND ON THAT THOUGHT?

A: MR. HUGGINS: Yes. Unlike investment-grade bonds, which respond primarily to interest rate fluctuations, the high-yield market tends to respond to underlying company fundamentals, much like the equity markets. When the equity markets move definitively in one direction or another, the high-yield market tends to move in sympathy.

   The economic recovery has been uneven. In the second quarter, Gross Domestic Product - the broadest measure of the nation's economic activity - rose a modest 1.3% from the same period last year, but was followed by a 4.0% year-over-year rise in the third quarter. Earnings have been disappointing virtually across the board. Not surprisingly, the high-yield market reflected those results. In fact, June 2002 represented the worst one-month performance on record for the high-yield market.

Q: CAN YOU POINT TO ANYTHING POSITIVE EMERGING FROM THIS DIFFICULT PERIOD?

A: MR. WEILHEIMER: Yes. We're starting to see signs of discipline that were not there in recent years. For example, the new issue market has been significantly limited, suggesting that the excesses that characterized the high-yield

PORTFOLIO CREDIT QUALITY RATINGS(1)

[CHART]

Aa                                 0.3%
A                                  0.5%
Baa                                4.5%
Ba                                15.9%
B                                 65.1%
CCC and below                      9.4%
NON-RATED                          4.3%

FIVE LARGEST SECTOR WEIGHTINGS(1)

[CHART]

Broadcasting & Cable                           11.4%
Lodging & Gaming                               10.1%
Wireless Communication Services                 7.0%
Foods                                           4.5%
Oil & Gas - Exploration/Production              4.2%

(1)Credit Quality Ratings are provided by Moody's, Inc., a nationally recognized bond rating service. Five Largest Sector Weightings account for 37.2% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total net assets of the Portfolio. Because the Portfolio is actively managed, Credit Quality Ratings and Sector Weightings are subject to change.

   universe in previous years are being wrung out. That is a very healthy development. New high-yield issuers are only now starting to test the waters. When these issues come to market, we expect that the deals will be more conservatively structured than in years past. Investors are likely to demand stronger covenants and higher yields, which would be favorable for the market in the long run.

Q: WHAT ADJUSTMENTS HAVE YOU MADE TO THE PORTFOLIO IN RECENT MONTHS?

A: MR. HUGGINS: The Portfolio's positioning has remained relatively static in recent months. Earlier in the year, we increased the Portfolio's weighting in BB rated bonds. Because BB rated companies have a slightly better credit rating, they have withstood the market onslaught better than companies in the B rated segment, which has historically been - and continues to be - the Portfolio's principal investment universe.

   We've also maintained a significant cash position, in the 5-to-9% range. An increased cash position has afforded us the flexibility to take advantage of opportunities during market reversals. Finally, from a sector standpoint, we have favored those defensive areas that we feel have historically been better positioned to weather this slow economic climate. Thus, some of the Portfolio's largest weightings at October 31 were in the cable and broadcasting, lodging and gaming, wireless and energy segments.

Q: YOU MENTIONED THAT THE BROADCASTING AND CABLE SECTOR IS ONE OF THE
   PORTFOLIO'S LARGEST WEIGHTINGS. COULD YOU DISCUSS SOME EXAMPLES OF THE PORTFOLIO'S HOLDINGS IN THIS AREA?

A: MR. WEILHEIMER: Yes. CSC Holdings, Inc. is currently the largest holding in this area. As the cable subsidiary of Cablevision Systems Corp., CSC offers cable television services to more than 3 million subscribers in the metropolitan New York area. In addition to a complete range of cable services, CSC offers "Optimum Online," a high-speed cable-based Internet service, which is growing rapidly. We believe that, over time, the company is well-positioned to benefit from added services in this lucrative metropolitan market.

   Clear Channel Communications is a diversified media conglomerate, with business interests in radio and outdoor billboards, advertising and entertainment. In a very difficult advertising climate, the company grew its revenues in the first half of 2002, testimony to the wide reach of it media properties. Clear Channel radio network reaches 181 million listeners, while syndicating some of the nation's most popular talk radio and music programs. This holding is a good example of how the Portfolio looks for relative value. Clear Channel, which is an investment-grade company, saw its bonds decline sharply in price during the month of June, as the high-grade market in general swooned. Thus, the Portfolio was able to purchase Clear Channel bonds at attractive levels.

Q: LODGING AND GAMING COMPANIES WERE THE SECOND LARGEST WEIGHTING. IN WHAT
   COMPANIES DID THE PORTFOLIO HAVE INVESTMENTS?

A: MR. HUGGINS: The Portfolio's lodging and gaming holdings include a range of properties such as the luxury-oriented Venetian Casino in Las Vegas;
   MGM Mirage, which has a leading market share in a wide range of gaming venues nationwide; Hollywood Casino Corp. which has gaming properties in new jurisdictions, such as Aurora, IL and Shreveport, LA; and Waterford Gaming, whose gaming interests are focused in Connecticut's very successful Mohegan Sun Casino. Revenues for these companies have held up quite well in a weak economy, and free cash flow has remained strong.

   Moreover, given the uncertain political climate abroad, many families have opted for "stay-at-home" vacations. That has offset a slowdown in convention business for Las Vegas casino-resorts, which have dramatically altered their image in recent years and are now aggressively marketing their family entertainments, in addition to their traditional gaming activities. For many of the new gaming jurisdictions, a majority of their business comes from "drive-to" clientele, customers who were not impacted by the slowdown in air travel.

Q: COULD YOU GIVE AN EXAMPLE OF ONE OF THE PORTFOLIO'S WIRELESS INVESTMENTS?

A: MR. WEILHEIMER: Nextel Communications is the nation's fifth largest provider of wireless telecom services. The company registered 26% growth in revenues for the third quarter 2002, reversing a loss in the same period last year. Nextel added 480,000 new subscribers in the third quarter alone, bringing its subscriber base to around 10.1 million. Importantly, the company has retired $2.6 billion in debt in 2002, which should result in a significant savings in interest costs, dramatically improving the company's balance sheet.

Q: OIL AND GAS EXPLORATION COMPANIES ALSO WERE AMONG THE PORTFOLIO'S LARGEST
   HOLDINGS. WHERE WERE YOU INVESTED AND WHY?

A: MR. HUGGINS: Comstock Resources, Inc. is an independent oil and gas producer, with an ownership interest in more than 1,100 producing wells, primarily in Texas, Louisiana and the Gulf of Mexico. Comstock has increased its proven reserves through a strategy that combines low-cost acquisitions with exploration activities, an approach that helped the company increase its energy production by 15% in the first nine months of 2002. Comstock's success in containing costs helped generate 11% earnings growth in the third quarter of 2002.

Q: LOOKING AHEAD, WHAT IS YOUR OUTLOOK FOR THE HIGH-YIELD BOND MARKET?

A: MR. WEILHEIMER: High-yield spreads have been at historically high levels, with spreads for B rated bonds around 900 basis points (9.0%) over Treasury yields and spreads for BB-rated bonds around 600 basis points (6.0%). The market will likely key on what the stock market does. If the economy appears to strengthen, we could see interest rates tick higher. The high-yield market
   - unlike the investment-grade segment - needs just such a confirmation that an economic recovery is under way.

   While we expect sluggishness for a while longer, we believe that 2003 could bring fresh opportunities. Earnings comparisons will be easier compared to this past year's poor results, and if companies meet their estimates, we could see these wide spreads start to narrow appreciably. That could mean relief for high-yield investors in the coming year.

THE VIEWS EXPRESSED IN THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGER AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND EATON VANCE DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR AN EATON VANCE FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY EATON VANCE FUND.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE HIGH INCOME FUND CLASS B VS. THE CSFB HIGH YIELD INDEX AND THE MERRILL LYNCH U.S. HIGH YIELD MASTER II INDEX*

October 31, 1992 - October 31, 2002

[CHART]

Inception: 8/19/86




                         EATON VANCE                  MERRILL LYNCH               CSFB
                         HIGH INCOME                  HIGH YIELD                  HIGH YIELD
              DATE       FUND - CLASS B               INDEX                       INDEX
--------------------------------------------------------------------------------------------
           10/31/1992      10,000                     10,000                      10,000
           11/30/1992      10,046                     10,153                      10,150
           12/31/1992      10,186                     10,282                      10,265
            1/31/1993      10,360                     10,527                      10,545
            2/28/1993      10,588                     10,716                      10,754
            3/31/1993      10,717                     10,898                      10,981
            4/30/1993      10,802                     10,972                      11,043
            5/31/1993      10,964                     11,115                      11,204
            6/30/1993      11,177                     11,322                      11,407
            7/31/1993      11,300                     11,436                      11,526
            8/31/1993      11,327                     11,541                      11,624
            9/30/1993      11,318                     11,592                      11,690
           10/31/1993      11,567                     11,812                      11,904
           11/30/1993      11,714                     11,874                      12,054
           12/31/1993      11,910                     11,999                      12,206
            1/31/1994      12,144                     12,258                      12,423
            2/28/1994      12,220                     12,173                      12,442
            3/31/1994      11,819                     11,780                      12,076
            4/30/1994      11,680                     11,633                      11,914
            5/31/1994      11,748                     11,608                      11,982
            6/30/1994      11,777                     11,661                      11,902
            7/31/1994      11,725                     11,737                      11,958
            8/31/1994      11,709                     11,824                      12,044
            9/30/1994      11,709                     11,822                      12,092
           10/31/1994      11,712                     11,853                      12,100
           11/30/1994      11,570                     11,751                      11,960
           12/31/1994      11,695                     11,875                      12,087
            1/31/1995      11,744                     12,042                      12,214
            2/28/1995      12,045                     12,427                      12,514
            3/31/1995      12,115                     12,595                      12,656
            4/30/1995      12,448                     12,921                      12,937
            5/31/1995      12,717                     13,320                      13,301
            6/30/1995      12,730                     13,409                      13,389
            7/31/1995      12,926                     13,584                      13,597
            8/31/1995      12,860                     13,655                      13,635
            9/30/1995      12,946                     13,817                      13,792
           10/31/1995      12,959                     13,931                      13,945
           11/30/1995      13,081                     14,069                      14,010
           12/31/1995      13,316                     14,305                      14,188
            1/31/1996      13,518                     14,544                      14,458
            2/29/1996      13,719                     14,588                      14,534
            3/31/1996      13,666                     14,528                      14,495
            4/30/1996      13,775                     14,549                      14,573
            5/31/1996      13,920                     14,654                      14,691
            6/30/1996      13,919                     14,719                      14,724
            7/31/1996      14,020                     14,809                      14,856
            8/31/1996      14,228                     14,993                      15,018
            9/30/1996      14,604                     15,342                      15,277
           10/31/1996      14,626                     15,475                      15,405
           11/30/1996      14,881                     15,786                      15,645
           12/31/1996      15,151                     15,917                      15,950
            1/31/1997      15,269                     16,036                      16,067
            2/28/1997      15,561                     16,283                      16,369
            3/31/1997      15,220                     16,059                      16,185
            4/30/1997      15,393                     16,265                      16,330
            5/31/1997      15,798                     16,607                      16,658
            6/30/1997      16,107                     16,864                      16,884
            7/31/1997      16,559                     17,311                      17,242
            8/31/1997      16,651                     17,290                      17,335
            9/30/1997      17,073                     17,601                      17,679
           10/31/1997      17,030                     17,691                      17,677
           11/30/1997      17,176                     17,857                      17,802
           12/31/1997      17,476                     18,028                      17,964
            1/31/1998      17,826                     18,316                      18,270
            2/28/1998      18,066                     18,390                      18,412
            3/31/1998      18,353                     18,565                      18,504
            4/30/1998      18,425                     18,644                      18,643
            5/31/1998      18,432                     18,756                      18,699
            6/30/1998      18,470                     18,853                      18,738
            7/31/1998      18,551                     18,973                      18,869
            8/31/1998      17,133                     18,016                      17,588
            9/30/1998      17,069                     18,063                      17,586
           10/31/1998      16,604                     17,677                      17,236
           11/30/1998      17,732                     18,594                      18,110
           12/31/1998      17,786                     18,561                      18,069
            1/31/1999      18,172                     18,811                      18,239
            2/28/1999      18,389                     18,683                      18,200
            3/31/1999      18,735                     18,900                      18,366
            4/30/1999      19,275                     19,246                      18,772
            5/31/1999      19,018                     19,069                      18,569
            6/30/1999      19,000                     19,022                      18,578
            7/31/1999      19,090                     19,048                      18,588
            8/31/1999      18,911                     18,847                      18,422
            9/30/1999      18,824                     18,771                      18,280
           10/31/1999      18,920                     18,669                      18,191
           11/30/1999      19,337                     18,913                      18,438
           12/31/1999      19,740                     19,027                      18,661
            1/31/2000      19,940                     18,954                      18,587
            2/29/2000      20,408                     18,994                      18,702
            3/31/2000      19,928                     18,716                      18,421
            4/30/2000      19,769                     18,716                      18,394
            5/31/2000      19,387                     18,481                      18,099
            6/30/2000      19,576                     18,837                      18,505
            7/31/2000      19,470                     18,939                      18,679
            8/31/2000      19,578                     19,125                      18,804
            9/30/2000      19,033                     18,959                      18,631
           10/31/2000      17,994                     18,355                      18,051
           11/30/2000      16,497                     17,651                      17,340
           12/31/2000      16,969                     18,053                      17,689
            1/31/2001      18,183                     19,196                      18,749
            2/28/2001      18,150                     19,488                      18,939
            3/31/2001      17,424                     19,097                      18,562
            4/30/2001      17,239                     18,838                      18,370
            5/31/2001      17,375                     19,169                      18,738
            6/30/2001      16,662                     18,664                      18,447
            7/31/2001      16,606                     18,967                      18,645
            8/31/2001      16,673                     19,116                      18,905
            9/30/2001      15,520                     17,796                      17,714
           10/31/2001      16,124                     18,365                      18,118
           11/30/2001      16,711                     19,011                      18,704
           12/31/2001      16,568                     18,861                      18,716
            1/31/2002      16,641                     18,966                      18,891
            2/28/2002      16,272                     18,716                      18,757
            3/31/2002      16,600                     19,188                      19,186
            4/30/2002      16,737                     19,496                      19,491
            5/31/2002      16,554                     19,347                      19,422
            6/30/2002      15,847                     17,849                      18,745
            7/31/2002      15,393                     17,156                      18,210
            8/31/2002      15,600                     17,585                      18,445
            9/30/2002      15,445                     17,311                      18,218
           10/31/2002      15,243                     17,165                      18,106

PERFORMANCE**                     CLASS B                CLASS C
----------------------------------------------------------------
Average Annual Total Returns (at net asset value)
----------------------------------------------------------------
One Year                          -5.46%                  -5.37%
Five Years                        -2.19                   -2.21
Ten Years                          4.31                    N.A.
Life of Fund+                      5.81                    2.92

SEC Average Annual Total Returns (including applicable CDSC)
----------------------------------------------------------------
One Year                          -9.73%                  -6.22%
Five Years                        -2.43                   -2.21
Ten Years                          4.31                    N.A.
Life of Fund+                      5.81                    2.92


+Inception dates: Class B: 8/19/86; Class C: 6/8/94


* Source: Thomson Financial; CS First Boston, Inc.; Merrill Lynch, Inc.

  The chart compares the Fund's total return with those of the CSFB High Yield Index and the Merrill Lynch U.S. High Yield Master II Index, broad-based, unmanaged market indices of high-yield corporate bonds. Effective November 30, 2002, the Fund's primary benchmark has been changed from the CSFB High Yield Index to the Merrill Lynch U.S. High Yield Master II Index (Merrill Lynch High Yield Index). The Merrill Lynch High Yield Index consists of fixed-rate, coupon-bearing bonds with an outstanding par greater than or equal to $50 million, a maturity range greater than or equal to one year and a rating less than BBB/Baa3, but not in default. The CSFB High Yield Index has changed the methodology by which the composition and weighting of the Index are determined. We believe that the Merrill Lynch Index more accurately reflects the Fund's high-yield investment universe. In compliance with SEC requirements, the Fund's previous benchmark, the CSFB High Yield Index, is also included. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Indices. It is not possible to invest directly in an Index. An investment in the Fund's Class C shares on 6/8/94 at net asset value would have been worth $12,733 on October 31, 2002. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Indices' total return do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

**Returns are calculated by determining the percentage change in net asset value
  (NAV) with all distributions reinvested. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1 - year return for Class C reflects 1% CDSC.

  Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE HIGH INCOME FUND AS OF OCTOBER 31, 2002

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2002
Assets
--------------------------------------------------------
Investment in High Income Portfolio, at
   value
   (identified cost, $818,708,618)        $  724,631,585
Receivable for Fund shares sold                5,524,278
--------------------------------------------------------
TOTAL ASSETS                              $  730,155,863
--------------------------------------------------------
Liabilities
--------------------------------------------------------
Dividends payable                         $    2,926,362
Payable for Fund shares redeemed               1,413,563
Payable to affiliate for distribution
   and service fees                              149,088
Payable to affiliate for Trustees' fees              311
Accrued expenses                                 303,325
--------------------------------------------------------
TOTAL LIABILITIES                         $    4,792,649
--------------------------------------------------------
NET ASSETS                                $  725,363,214
--------------------------------------------------------

Sources of Net Assets
--------------------------------------------------------
Paid-in capital                           $1,264,365,740
Accumulated net realized loss from
   Portfolio (computed on the basis of
   identified cost)                         (442,040,558)
Distributions in excess of net
   investment income                          (2,884,935)
Net unrealized depreciation from
   Portfolio (computed on the basis of
   identified cost)                          (94,007,033)
--------------------------------------------------------
TOTAL                                     $  725,363,214
--------------------------------------------------------
Class B Shares
--------------------------------------------------------
NET ASSETS                                $  530,326,272
SHARES OUTSTANDING                           127,843,260
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $         4.15
--------------------------------------------------------

Class C Shares
--------------------------------------------------------
NET ASSETS                                $  195,036,942
SHARES OUTSTANDING                            35,614,189
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $         5.48
--------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2002
Investment Income
-------------------------------------------------------
Interest allocated from Portfolio         $  89,365,972
Dividends allocated from Portfolio            3,218,090
Miscellaneous income allocated from
   Portfolio                                    813,921
Expenses allocated from Portfolio            (5,458,378)
-------------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO      $  87,939,605
-------------------------------------------------------

Expenses
-------------------------------------------------------
Trustees' fees and expenses               $       4,278
Distribution and service fees
   Class B                                    6,217,751
   Class C                                    2,212,212
Transfer and dividend disbursing agent
   fees                                         846,646
Printing and postage                            148,094
Registration fees                               109,703
Custodian fee                                    30,636
Legal and accounting services                    24,140
Miscellaneous                                    56,924
-------------------------------------------------------
TOTAL EXPENSES                            $   9,650,384
-------------------------------------------------------

NET INVESTMENT INCOME                     $  78,289,221
-------------------------------------------------------

Realized and Unrealized
Gain (Loss) from Portfolio
-------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $(153,702,648)
   Foreign currency and forward foreign
      currency exchange
      contract transactions                    (819,671)
-------------------------------------------------------
NET REALIZED LOSS                         $(154,522,319)
-------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $  31,796,488
   Foreign currency and forward foreign
      currency exchange contracts               133,600
-------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $  31,930,088
-------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $(122,592,231)
-------------------------------------------------------

NET DECREASE IN NET ASSETS FROM
   OPERATIONS                             $ (44,303,010)
-------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE HIGH INCOME FUND AS OF OCTOBER 31, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED        YEAR ENDED
IN NET ASSETS                             OCTOBER 31, 2002  OCTOBER 31, 2001
----------------------------------------------------------------------------
From operations --
   Net investment income                  $     78,289,221  $     99,358,405
   Net realized loss                          (154,522,319)     (239,120,009)
   Net change in unrealized
      appreciation (depreciation)               31,930,088        34,759,174
----------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   OPERATIONS                             $    (44,303,010) $   (105,002,430)
----------------------------------------------------------------------------
Distributions to shareholders* --
   From net investment income
      Class B                             $    (57,516,234) $    (84,562,824)
      Class C                                  (20,648,106)      (25,224,982)
   Tax return of capital
      Class B                                   (5,430,924)       (5,733,595)
      Class C                                   (1,684,183)       (1,810,609)
----------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS       $    (85,279,447) $   (117,332,010)
----------------------------------------------------------------------------
Transactions in shares of beneficial
   interest --
   Proceeds from sale of shares
      Class B                             $    133,663,908  $    242,483,458
      Class C                                  117,544,022       145,687,501
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared
      Class B                                   18,743,810        26,792,134
      Class C                                    9,698,960        11,705,747
   Cost of shares redeemed
      Class B                                 (175,856,757)     (172,076,046)
      Class C                                 (100,298,477)      (93,174,129)
----------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                     $      3,495,466  $    161,418,665
----------------------------------------------------------------------------

NET DECREASE IN NET ASSETS                $   (126,086,991) $    (60,915,775)
----------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------
At beginning of year                      $    851,450,205  $    912,365,980
----------------------------------------------------------------------------
AT END OF YEAR                            $    725,363,214  $    851,450,205
----------------------------------------------------------------------------

Distributions in excess
of net investment income
included in net assets
----------------------------------------------------------------------------
AT END OF YEAR                            $     (2,884,935) $     (3,654,915)
----------------------------------------------------------------------------

 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE HIGH INCOME FUND AS OF OCTOBER 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                          CLASS B
                                  ---------------------------------------------------------------------------------------
                                              YEAR ENDED OCTOBER 31,                        YEAR ENDED MARCH 31,
                                  ----------------------------------------------    -------------------------------------
                                    2002(1)        2001           2000(2)(3)          2000(2)        1999         1998
-------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period                       $  4.860      $  6.180          $  7.270          $  7.510      $  8.030     $  7.220
-------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------------------------------------------------------------
Net investment income              $  0.431      $  0.601          $  0.418          $  0.702      $  0.685     $  0.658
Net realized and unrealized
   gain (loss)                       (0.672)       (1.206)           (1.090)           (0.242)       (0.543)       0.774
-------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                      $ (0.241)     $ (0.605)         $ (0.672)         $  0.460      $  0.142     $  1.432
-------------------------------------------------------------------------------------------------------------------------

Less distributions*
-------------------------------------------------------------------------------------------------------------------------
From net investment income         $ (0.429)     $ (0.670)         $ (0.418)         $ (0.700)     $ (0.662)    $ (0.622)
From tax return of capital           (0.040)       (0.045)               --                --            --           --
-------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                $ (0.469)     $ (0.715)         $ (0.418)         $ (0.700)     $ (0.662)    $ (0.622)
-------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                          $  4.150      $  4.860          $  6.180          $  7.270      $  7.510     $  8.030
-------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(4)                       (5.46)%      (10.39)%           (9.70)%            6.36%         2.08%       20.59%
-------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                 $530,326      $648,544          $721,339          $758,686      $689,140     $693,818
Ratios (As a percentage of
   average daily net assets):
   Expenses(5)                         1.79%         1.83%             1.78%(6)          1.74%         1.75%        1.73%
   Net investment income               9.30%        10.91%            10.37%(6)          9.49%         9.13%        8.58%
Portfolio Turnover of the
   Portfolio                             88%           83%               41%              113%          150%         137%
-------------------------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $0.010, decrease net realized and unrealized losses per share by $0.010 and decrease the ratio of net investment income to average net assets from 9.52% to 9.30%. Per share data and ratios for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3)  For the seven-month period ended October 31, 2000.
 (4) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (5)  Includes the Fund's share of the Portfolio's allocated expenses.
 (6)  Annualized.
 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE HIGH INCOME FUND AS OF OCTOBER 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                   CLASS C
                                  -------------------------------------------------------------------------
                                              YEAR ENDED OCTOBER 31,                 YEAR ENDED MARCH 31,
                                  ----------------------------------------------    -----------------------
                                    2002(1)        2001           2000(2)(3)          2000(2)        1999
-----------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period                        $ 6.410      $  8.130          $  9.560           $ 9.880      $10.560
-----------------------------------------------------------------------------------------------------------

Income (loss) from operations
-----------------------------------------------------------------------------------------------------------
Net investment income               $ 0.567      $  0.796          $  0.551           $ 0.915      $ 0.901
Net realized and unrealized
   loss                              (0.878)       (1.590)           (1.435)           (0.321)      (0.715)
-----------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $(0.311)     $ (0.794)         $ (0.884)          $ 0.594      $ 0.186
-----------------------------------------------------------------------------------------------------------

Less distributions*
-----------------------------------------------------------------------------------------------------------
From net investment income          $(0.572)     $ (0.864)         $ (0.546)          $(0.914)     $(0.866)
From tax return of capital           (0.047)       (0.062)               --                --           --
-----------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $(0.619)     $ (0.926)         $ (0.546)          $(0.914)     $(0.866)
-----------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                           $ 5.480      $  6.410          $  8.130           $ 9.560      $ 9.880
-----------------------------------------------------------------------------------------------------------

TOTAL RETURN(4)                       (5.37)%      (10.31)%           (9.70)%            6.26%        2.08%
-----------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                  $195,037     $202,906          $191,027           $136,851     $61,660
Ratios (As a percentage of
   average daily net assets):
   Expenses(5)                         1.79%         1.82%             1.82%(6)          1.78%        1.79%
   Net investment income               9.28%        10.85%            10.40%(6)          9.42%        9.18%
   Portfolio Turnover of the
      Portfolio                          88%           83%               41%              113%         150%
-----------------------------------------------------------------------------------------------------------

 (1) The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $0.010, decrease net realized and unrealized losses per share by $0.010 and decrease the ratio of net investment income to average net assets from 9.50% to 9.28%. Per share data and ratios for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
 (2) Net investment income per share was computed using average shares outstanding.
 (3)  For the seven-month period ended October 31, 2000.
 (4) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (5)  Includes the Fund's share of the Portfolio's allocated expenses.
 (6)  Annualized.
 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE HIGH INCOME FUND AS OF OCTOBER 31, 2002

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance High Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund offers two classes of shares. Class B shares and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in the High Income Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (81.5% at October 31, 2002). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

 B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America. Effective November 1, 2001, the Portfolio adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on fixed-income securities using the interest method of amortization. Prior to November 1, 2001, the Portfolio amortized premiums on fixed-income securities using the proportional method of amortization. The cumulative effect of this accounting change had no impact on the Fund's net assets, but resulted in a $1,466,932 decrease in undistributed net investment income and a corresponding $1,466,932 decrease in unrealized depreciation.

   The effect of this change for the year ended October 31, 2002 was an increase in net investment loss of $1,861,605, a decrease of net realized loss of $1,890,746 and an increase in net unrealized depreciation of $29,141.

 C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2002, the Fund, for federal income tax purposes, had a capital loss carryover of $438,488,962, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2010 $(143,280,458), October 31, 2009 ($235,765,703), March 31, 2008
   ($30,521,427), March 31, 2007 ($3,342,613), March 31, 2005 ($7,020,394),
   March 31, 2004 ($5,868,015), and March 31, 2003 ($12,690,352) respectively.

 D Other -- Investment transactions are accounted for on a trade-date basis.

 E Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2 Distributions to Shareholders
-------------------------------------------
   The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Such daily dividends are paid monthly.

EATON VANCE HIGH INCOME FUND AS OF OCTOBER 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

   Distributions of realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3 Shares of Beneficial Interest
-------------------------------------------
   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                YEAR ENDED OCTOBER 31,
                                              --------------------------
    CLASS B                                   2002          2001
    --------------------------------------------------------------------
    Sales                                       28,496,851    43,614,445
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                 4,036,471     4,895,192
    Redemptions                                (38,252,450)  (31,708,145)
    --------------------------------------------------------------------
    NET INCREASE (DECREASE)                     (5,719,128)   16,801,492
    --------------------------------------------------------------------

                                                YEAR ENDED OCTOBER 31,
                                              --------------------------
    CLASS C                                   2002          2001
    --------------------------------------------------------------------
    Sales                                       18,705,008    19,535,678
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                 1,591,855     1,640,148
    Redemptions                                (16,335,479)  (13,008,004)
    --------------------------------------------------------------------
    NET INCREASE                                 3,961,384     8,167,822
    --------------------------------------------------------------------

4 Transactions with Affiliates
-------------------------------------------
   Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Effective August 1, 2002, EVM serves as the sub-transfer agent of the Fund and receives an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee.

   Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5 Distribution and Service Plans
-------------------------------------------
   The Fund has in effect distribution plans for Class B Shares (the Class B
   Plan) and Class C Shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 (collectively, the Plans). The Class B and Class C Plans require the Fund to pay Eaton Vance Distributors, Inc. (EVD) amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus, (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $4,663,313 and $1,659,159 for Class B and Class C shares, respectively, to or payable to EVD for the year ended October 31, 2002 representing 0.75% of the average daily net assets for Class B and Class C shares. At October 31, 2002, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $29,657,000 and $28,159,000 for Class B and Class C shares, respectively.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class B and Class C shares for each fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and, as such, are not subject to automatic discontinuance where there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended October 31, 2002 amounted to $1,554,438 and $553,053 for Class B and Class C, respectively.

EATON VANCE HIGH INCOME FUND AS OF OCTOBER 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

   Certain officers and Trustees of the Fund are officers or directors of EVD.

6 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be retained by the Fund. EVD received approximately $2,281,000 and $157,000 of CDSC paid by shareholders for Class B shares and Class C shares, respectively, for the year ended October 31, 2002.

7 Investment Transactions
-------------------------------------------
   Increases and decreases in the Fund's investment in the Portfolio for the year ended October 31, 2002, aggregated $247,483,342 and $343,804,887, respectively.

EATON VANCE HIGH INCOME FUND AS OF OCTOBER 31, 2002

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES OF EATON VANCE
MUTUAL FUNDS TRUST AND SHAREHOLDERS
OF EATON VANCE HIGH INCOME FUND:
---------------------------------------------

We have audited the accompanying statement of assets and liabilities of Eaton Vance High Income Fund (the Fund) (one of the series of the Eaton Vance Mutual Funds Trust) as of October 31, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for each of the years in the three year period ended March 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Eaton Vance High Income Fund at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for each of the years in the three year period ended March 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 13, 2002

HIGH INCOME PORTFOLIO AS OF OCTOBER 31, 2002

PORTFOLIO OF INVESTMENTS

SENIOR FLOATING-RATE
INTERESTS -- 2.0%

SECURITY                                         SHARES           VALUE
------------------------------------------------------------------------------
Broadcasting and Cable -- 0.3%
------------------------------------------------------------------------------
Century Cable Holdings, LLC, Term Loan,
Maturing 12/31/09(1)(2)                              2,500,000    $  1,708,855
Century Cable Holdings, Term Loan B,
Maturing 6/30/09                                       850,000         578,708
Olympus Cable Holdings, LLC, Term Loan
A, Maturing 6/30/10                                  1,000,000         773,750
------------------------------------------------------------------------------
                                                                  $  3,061,313
------------------------------------------------------------------------------
Printing and Business Products -- 0.3%
------------------------------------------------------------------------------
Merrill Corp., Term Loan A, Maturing
11/15/06                                             1,928,274    $  1,748,944
Merrill Corp., Term Loan B, Maturing
11/15/07                                               539,367         489,206
------------------------------------------------------------------------------
                                                                  $  2,238,150
------------------------------------------------------------------------------
Wireless Communication Services -- 1.4%
------------------------------------------------------------------------------
IPCS Wireless Revolving Loan,
Maturing 6/30/08(3)(4)                               6,857,143    $  4,258,286
IPCS Wireless, Term Loan B, Maturing
6/30/08(4)                                           3,685,714       2,288,829
Nextel Communications, Inc., Term Loan
D, Maturing 3/31/09                                  2,500,000       2,157,033
Spectrasite Communications Inc., Term
Loan B, Maturing 6/30/06                             4,200,000       3,530,864
------------------------------------------------------------------------------
                                                                  $ 12,235,012
------------------------------------------------------------------------------
Total Senior Floating-Rate Interests
   (identified cost $20,903,210)                                  $ 17,534,475
------------------------------------------------------------------------------

CORPORATE BONDS & NOTES -- 92.4%

                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
------------------------------------------------------------------------------
Aerospace and Defense -- 2.1%
------------------------------------------------------------------------------
Dunlop Stand Aero Holdings, Sr. Notes,
11.875%, 5/15/09                                   $    10,410    $ 10,357,950
Transdigm, Inc., 10.375%, 12/1/08                        8,180       8,302,700
------------------------------------------------------------------------------
                                                                  $ 18,660,650
------------------------------------------------------------------------------
Airlines -- 1.8%
------------------------------------------------------------------------------
American Airlines, 7.80%, 10/1/06                  $     6,963    $  4,741,204
Continental Airlines, 7.033%, 6/15/11                    5,220       3,164,935
                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
------------------------------------------------------------------------------

Airlines (continued)
------------------------------------------------------------------------------
Continental Airlines, 7.08%, 11/1/04               $       727    $    511,496
Continental Airlines, 7.434%, 9/15/04                    2,740       1,929,190
Delta Air Lines, 8.30%, 12/15/29                         1,005         473,169
Northwest Airlines, Inc.,
8.375%, 3/15/04                                          1,500         937,500
Northwest Airlines, Inc.,
8.875%, 6/1/06                                           5,910       2,570,850
Northwest Airlines, Inc., Sr. Notes,
9.875%, 3/15/07                                          2,790       1,213,650
------------------------------------------------------------------------------
                                                                  $ 15,541,994
------------------------------------------------------------------------------
Apparel -- 1.5%
------------------------------------------------------------------------------
Russell Corp., Sr. Notes,
9.25%, 5/1/10(5)                                   $     1,977    $  2,046,195
Tropical Sportswear International,
11.00%, 6/15/08                                          1,350       1,383,750
William Carter, Series B,
10.875%, 8/15/11                                         8,890       9,601,200
------------------------------------------------------------------------------
                                                                  $ 13,031,145
------------------------------------------------------------------------------
Appliances -- 0.1%
------------------------------------------------------------------------------
Salton, Inc., Sr. Sub. Notes,
12.25%, 4/15/08                                    $       985    $    901,275
------------------------------------------------------------------------------
                                                                  $    901,275
------------------------------------------------------------------------------
Auto and Parts -- 1.9%
------------------------------------------------------------------------------
Advance Stores Co., Inc.,
10.25%, 4/15/08                                    $     2,545    $  2,672,250
Asbury Automotive Group, 9.00%, 6/15/12                  3,015       2,577,825
CSK Auto, Inc., 12.00%, 6/15/06                          6,330       6,741,450
United Auto Group, Inc., Sr. Sub. Notes,
9.625%, 3/15/12(5)                                       5,210       4,975,550
------------------------------------------------------------------------------
                                                                  $ 16,967,075
------------------------------------------------------------------------------
Broadcasting and Cable -- 10.2%
------------------------------------------------------------------------------
ACME Television Services, Inc.,
10.875%, 9/30/04                                   $     4,300    $  4,278,500
Adelphia Communications, Sr. Notes,
Series B, 9.25%, 10/1/49(6)                              6,400       2,048,000
Charter Communication Holdings, Sr.
Disc. Notes, 13.50%, (0% until 2006)
1/15/11                                                 11,420       2,797,900
Charter Communication Holdings, Sr.
Disc. Notes, (0% until 2006),
12.126%, 1/15/12                                           520         119,600
Charter Communication Holdings, Sr.
Notes, 8.25%, 4/1/07                                     1,040         452,400
Charter Communication Holdings, Sr.
Notes, 10.75%, 10/1/09                                   1,965         879,337

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME PORTFOLIO AS OF OCTOBER 31, 2002

PORTFOLIO OF INVESTMENTS CONT'D

                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
------------------------------------------------------------------------------

Broadcasting and Cable (continued)
------------------------------------------------------------------------------
Charter Communication Holdings, Sr.
Notes, 11.125%, 1/15/11                            $     4,280    $  1,915,300
Clear Channel Communications,
7.25%, 9/15/03                                           3,010       3,068,906
Clear Channel Communications,
7.875%, 6/15/05                                          6,025       6,390,356
Comcast Cable Communication,
6.20%, 11/15/08                                          1,970       1,882,173
Comcast Cable Communication,
8.125%, 5/1/04                                           1,765       1,783,395
Continental Cablevision, 9.50%, 8/1/13                   2,890       2,866,790
Continental Cablevision, Sr. Notes,
8.30%, 5/15/06                                           4,190       4,118,435
Corus Entertainment, Inc., Sr. Sub.
Notes, 8.75%, 3/1/12                                     3,815       3,958,062
Cox Communications, Inc.,
7.125%, 10/1/12                                          3,145       3,255,135
CSC Holdings, Inc., Sr. Notes,
7.875%, 12/15/07                                         4,835       4,025,137
CSC Holdings, Inc., Sr. Notes, Series B,
7.625%, 4/1/11                                           5,980       4,918,550
CSC Holdings, Inc., Sr. Sub. Notes,
9.875%, 2/15/13                                          1,130         875,750
CSC Holdings, Inc., Sr. Sub. Notes,
10.50%, 5/15/16                                          1,450       1,138,250
DEX Media East LLC/Fin,
9.875%, 11/15/09(5)                                      2,090       2,163,151
Echostar Broadband Corp., Sr. Notes,
9.125%, 1/15/09                                          4,470       4,436,475
Emmis Communication Corp.,
8.125%, 3/15/09                                            885         920,400
Emmis Communication Corp., 12.50%, (0%
until 2006) 3/15/11                                      9,169       7,266,432
Granite Broadcasting Corp., Sr. Sub.
Notes, 8.875%, 5/15/08                                   1,910       1,442,050
Granite Broadcasting Corp., Sr. Sub.
Notes, 9.375%, 12/1/05                                     470         354,850
Granite Broadcasting Corp., Sr. Sub.
Notes, 10.375%, 5/15/05                                  5,975       4,630,625
Insight Communications, Sr. Disc. Notes,
12.25%, (0% until 2006) 2/15/11                          8,680       3,341,800
Mediacom Broadband LLC, 11.00%, 7/15/13                    910         791,700
Mediacom LLC/Capital Corp., Sr. Notes,
9.50%, 1/15/13                                           3,816       2,785,680
Muzak Holdings LLC, 9.875%, 3/15/09                      2,625       1,850,625
Muzak Holdings LLC, Sr. Disc. Notes,
13.00%, (0% until 2004), 3/15/10                         5,853       3,014,295
Nextmedia Operating, Inc.,
10.75%, 7/1/11                                           1,210       1,205,462
Pegasus Communications Corp., Sr. Notes,
9.625%, 10/15/05                                           375         153,750
Pegasus Communications Corp., Sr. Notes,
9.75%, 12/1/06                                             245         100,450
                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
------------------------------------------------------------------------------

Broadcasting and Cable (continued)
------------------------------------------------------------------------------
Pegasus Communications Corp., Sr. Notes,
12.50%, 8/1/07                                     $     3,155    $  1,293,550
Pegasus Satellite, 12.375%, 8/1/06                       3,265       1,338,650
Radio One, Inc., 8.875%, 7/1/11                          1,855       1,989,487
Sinclair Broadcast Group, Sr. Sub.
Notes, 8.75%, 12/15/07                                   1,070       1,118,150
------------------------------------------------------------------------------
                                                                  $ 90,969,558
------------------------------------------------------------------------------
Building Materials -- 0.9%
------------------------------------------------------------------------------
Associated Materials, Inc., Sr. Sub.
Notes, 9.75%, 4/15/12(5)                           $     2,040    $  2,131,800
Louisiana Pacific Corp., Sr. Notes,
8.50%, 8/15/05                                           1,320       1,339,407
Louisiana Pacific Corp., Sr. Sub. Notes,
10.875%, 11/15/08                                        3,895       4,109,225
Ryland Group, Sr. Notes, 9.75%, 9/1/10                     310         337,125
------------------------------------------------------------------------------
                                                                  $  7,917,557
------------------------------------------------------------------------------
Business Services - Miscellaneous -- 2.5%
------------------------------------------------------------------------------
Coinmach Corp., Sr. Notes, 9.00%, 2/1/10           $     5,425    $  5,614,875
MDP Acquisitions PLC, Sr. Notes,
9.625%, 10/1/12(5)                                       6,325       6,514,750
PCA LLC/PCA Finance Corp., Sr. Notes,
11.875%, 8/1/09(5)                                       4,806       4,806,000
Stewart Enterprises, 10.75%, 7/1/08                      1,255       1,355,400
Synagro Technologies, Inc., Sr. Sub.
Notes, 9.50%, 4/1/09                                     1,360       1,407,600
Trico Marine Services, Sr. Notes,
8.875%, 5/15/12                                          2,960       2,323,600
------------------------------------------------------------------------------
                                                                  $ 22,022,225
------------------------------------------------------------------------------
Chemicals -- 3.7%
------------------------------------------------------------------------------
Avecia Group PLC, 11.00%, 7/1/09                   $     4,257    $  3,597,165
Ferro Corp., Sr. Notes, 9.125%, 1/1/09                   2,260       2,370,756
Hercules, Inc., 11.125%, 11/15/07                        5,300       5,863,125
Huntsman Corp., Sr. Sub. Notes,
9.50%, 7/1/07(5)                                           890         636,350
Lyondell Chemical Co., 9.50%, 12/15/08                   3,120       2,932,800
Lyondell Chemical Co., 11.125%, 7/15/12                  1,040       1,029,600
MacDermid, Inc., 9.125%, 7/15/11                         2,215       2,347,900
Methanex Corp., Sr. Notes,
8.75%, 8/15/12                                           2,815       2,941,675
Noveon, Inc., 11.00%, 2/28/11                              680         731,000

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME PORTFOLIO AS OF OCTOBER 31, 2002

PORTFOLIO OF INVESTMENTS CONT'D

                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
------------------------------------------------------------------------------

Chemicals (continued)
------------------------------------------------------------------------------
Olin Corp., Sr. Notes, 9.125%, 12/15/11            $     4,720    $  5,349,270
Resolution Performance, Sr. Sub. Notes,
13.50%, 11/15/10                                         2,700       2,875,500
Texas Petrochemical Corp., Sr. Sub.
Notes, 11.125%, 7/1/06                                   3,010       1,911,350
------------------------------------------------------------------------------
                                                                  $ 32,586,491
------------------------------------------------------------------------------
Consumer Products -- 1.5%
------------------------------------------------------------------------------
Amscan Holdings, Inc., Sr. Sub. Notes,
9.875%, 12/15/07                                   $     1,140    $  1,054,500
Fedders North America, 9.375%, 8/15/07                   5,685       4,292,175
Fedders North America, Series B,
9.375%, 8/15/07                                            795         600,225
Hockey Co., 11.25%, 4/15/09                              5,545       5,323,200
Weight Watcher International, Inc.,
13.00%, 10/1/09                                          1,870       2,131,800
------------------------------------------------------------------------------
                                                                  $ 13,401,900
------------------------------------------------------------------------------
Containers and Packaging -- 1.6%
------------------------------------------------------------------------------
Jefferson Smurfit Corp., Sr. Notes,
8.25%, 10/1/12(5)                                  $     4,200    $  4,326,000
Riverwood International Corp.,
10.875%, 4/1/08                                          3,960       4,039,200
Stone Container Corp., Sr. Notes,
8.375%, 7/1/12                                           5,310       5,495,850
------------------------------------------------------------------------------
                                                                  $ 13,861,050
------------------------------------------------------------------------------
Distribution/Wholesale -- 0.4%
------------------------------------------------------------------------------
Roundy's, Inc., Sr. Sub. Notes,
8.875%, 6/15/12(5)                                 $     3,897    $  3,780,090
------------------------------------------------------------------------------
                                                                  $  3,780,090
------------------------------------------------------------------------------
Drugs -- 0.9%
------------------------------------------------------------------------------
Alaris Medical Systems, Series B,
11.625%, 12/1/06                                   $     3,620    $  4,036,300
Biovail Corp., Sr. Sub. Notes,
7.875%, 4/1/10                                           4,145       4,186,450
------------------------------------------------------------------------------
                                                                  $  8,222,750
------------------------------------------------------------------------------
Electronic Components -- 0.2%
------------------------------------------------------------------------------
Solectron Corp., 0.00%, 5/8/20                     $       528    $    316,140
Solectron Corp., 0.00%, 11/20/20                         3,545       1,612,975
------------------------------------------------------------------------------
                                                                  $  1,929,115
------------------------------------------------------------------------------
                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
------------------------------------------------------------------------------
Electronic Equipment -- 0.7%
------------------------------------------------------------------------------
Flextronics International Ltd., Sr. Sub.
Notes, 9.875%, 7/1/10                              $     6,290    $  6,573,050
------------------------------------------------------------------------------
                                                                  $  6,573,050
------------------------------------------------------------------------------
Electronics - Instruments -- 0.1%
------------------------------------------------------------------------------
Wesco Distribution, Inc., 9.125%, 6/1/08           $     1,605    $  1,251,900
------------------------------------------------------------------------------
                                                                  $  1,251,900
------------------------------------------------------------------------------
Energy Services -- 1.9%
------------------------------------------------------------------------------
Hornbeck Leevac Marine Service, Sr.
Notes, 10.625%, 8/1/08                             $     5,258    $  5,415,740
Port Arthur Finance Corp.,
12.50%, 1/15/09                                         10,784      11,053,098
------------------------------------------------------------------------------
                                                                  $ 16,468,838
------------------------------------------------------------------------------
Entertainment -- 1.8%
------------------------------------------------------------------------------
AMF Bowling Worldwide, Sr. Sub. Notes,
13.00%, 2/28/08                                    $     3,815    $  3,891,300
Carmike Cinemas, 10.375%, 2/1/09                         6,108       5,527,740
Premier Parks, Inc., Sr. Disc. Notes,
10.00%, (0% until 2003) 4/1/08                           2,905       2,607,237
Premier Parks, Inc., Sr. Notes,
9.75%, 6/15/07                                             465         432,450
Six Flags, Inc., Sr. Notes,
8.875%, 2/1/10                                           3,278       2,884,640
Six Flags, Inc., Sr. Notes,
9.50%, 2/1/09                                              455         412,913
------------------------------------------------------------------------------
                                                                  $ 15,756,280
------------------------------------------------------------------------------
Financial Services -- 1.2%
------------------------------------------------------------------------------
Ford Motor Credit Co., 6.875%, 2/1/06              $     4,865    $  4,488,434
Willis Corroon Corp., 9.00%, 2/1/09                      5,710       6,024,050
------------------------------------------------------------------------------
                                                                  $ 10,512,484
------------------------------------------------------------------------------
Foods -- 4.5%
------------------------------------------------------------------------------
American Seafood Group LLC, Sr. Sub.
Notes, 10.125%, 4/15/10(5)                         $     7,055    $  6,957,994
B&G Foods, Inc., 9.625%, 8/1/07                          1,040       1,084,200
Burns Philip Capital Ltd.,
9.75%, 7/15/12(5)                                        5,645       5,560,325
Dean Foods Co., Sr. Notes,
8.15%, 8/1/07                                            1,950       2,001,086
Luigino's, Inc., Sr. Sub. Notes,
10.00%, 2/1/06                                           3,115       3,130,575
Michael Foods, 11.75%, 4/1/11                            6,125       6,768,125
New World Pasta Company, 9.25%, 2/15/09                  7,577       7,160,265

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME PORTFOLIO AS OF OCTOBER 31, 2002

PORTFOLIO OF INVESTMENTS CONT'D

                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
------------------------------------------------------------------------------

Foods (continued)
------------------------------------------------------------------------------
Premier International Foods, Sr. Notes,
12.00%, 9/1/09                                     $     7,167    $  7,444,721
------------------------------------------------------------------------------
                                                                  $ 40,107,291
------------------------------------------------------------------------------
Gaming -- 3.2%
------------------------------------------------------------------------------
Argosy Gaming Co., 10.75%, 6/1/09                  $     1,895    $  2,093,975
Boyd Gaming Corp., Sr. Sub. Notes,
9.50%, 7/15/07                                           2,642       2,741,075
Chukchansi EDA, Sr. Notes,
14.50%, 6/15/09(5)                                       5,865       5,403,131
Penn National Gaming, Inc.,
11.125%, 3/1/08                                         10,345      11,185,531
Wheeling Island Gaming,
10.125%, 12/15/09                                        1,888       1,850,240
Wynn Las Vegas LLC/Corp.,
12.00%, 11/1/10                                          5,040       4,762,800
------------------------------------------------------------------------------
                                                                  $ 28,036,752
------------------------------------------------------------------------------
Health Services -- 4.1%
------------------------------------------------------------------------------
Alliance Imaging, Sr. Sub Notes,
10.375%, 4/15/11                                   $     4,520    $  4,746,000
HCA - The Healthcare Co., 8.75%, 9/1/10                  5,210       5,806,670
Magellan Health Services, Sr. Notes,
9.375%, 11/15/07(5)                                      3,870       2,496,150
Pacificare Health System,
10.75%, 6/1/09                                           3,770       3,939,650
Rotech Healthcare, Inc., Sr Sub. Notes,
9.50%, 4/1/12(5)                                         3,040       2,888,000
Select Medical Corp., Sr. Sub. Notes,
9.50%, 6/15/09                                           6,945       7,049,175
Vanguard Health Systems, 9.75%, 8/1/11                   9,740       9,253,000
------------------------------------------------------------------------------
                                                                  $ 36,178,645
------------------------------------------------------------------------------
Housing, Real Estate Development -- 0.4%
------------------------------------------------------------------------------
Ryland Group, Sr. Sub. Notes,
9.125%, 6/15/11                                    $     3,590    $  3,787,450
------------------------------------------------------------------------------
                                                                  $  3,787,450
------------------------------------------------------------------------------
Information Technology Services -- 0.1%
------------------------------------------------------------------------------
Diva Systems Corp., Sr. Notes,
12.625%, (0% until 2003), 3/1/08                   $    11,215    $    168,225
Fisher Scientific International, Sr.
Sub. Notes, 9.00%, 2/1/08                                  720         748,800
------------------------------------------------------------------------------
                                                                  $    917,025
------------------------------------------------------------------------------
Lodging -- 0.5%
------------------------------------------------------------------------------
HMH Properties, Inc., 7.875%, 8/1/05               $     2,910    $  2,866,350
                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
------------------------------------------------------------------------------

Lodging (continued)
------------------------------------------------------------------------------
HMH Properties, Inc., 7.875%, 8/1/08               $       830    $    792,650
Host Marriott L.P., 9.25%, 10/1/07                         830         825,850
------------------------------------------------------------------------------
                                                                  $  4,484,850
------------------------------------------------------------------------------
Lodging and Gaming -- 10.0%
------------------------------------------------------------------------------
Ameristar Casinos, Inc., 10.75%, 2/15/09           $     1,885    $  2,045,225
Boyd Gaming Corp., Sr. Sub. Notes,
8.75%, 4/15/12                                           2,650       2,716,250
Hollywood Casino Corp., 11.25%, 5/1/07                     945       1,025,325
Hollywood Casino Corp., Variable Rate,
10.51%, 5/1/06                                           6,175       6,267,625
Hollywood Casino Shreveport, First
Mortgage Bonds, 13.00%, 8/1/06                           7,660       7,928,100
John Q Hamons Hotels/Finance, Series B,
8.875%, 5/15/12                                          1,320       1,277,100
Majestic Star LLC, 10.875%, 7/1/06                       5,865       5,894,325
Mandalay Resort Group, Sr. Notes,
9.50%, 8/1/08                                            2,565       2,834,325
Mandalay Resort Group, Sr. Sub. Notes,
10.25%, 8/1/07                                             855         921,263
MGM Grand, Inc., 9.75%, 6/1/07                           3,400       3,757,000
MGM Mirage, Inc., 8.50%, 9/15/10                        12,785      13,950,187
Park Place Entertainment, Sr. Sub.
Notes, 8.125%, 5/15/11                                   1,060       1,073,250
Park Place Entertainment, Sr. Sub.
Notes, 8.875%, 9/15/08                                   1,470       1,532,475
Sun International Hotels,
8.625%, 12/15/07                                         7,525       7,938,875
Sun International Hotels, Sr. Sub.
Notes, 8.875%, 8/15/11                                   6,285       6,347,850
Venetian Casino/Las Vegas Sands,
11.00%, 6/15/10(5)                                      11,440      11,783,200
Waterford Gaming LLC, Sr. Notes,
9.50%, 3/15/10(5)                                       11,603      11,951,090
------------------------------------------------------------------------------
                                                                  $ 89,243,465
------------------------------------------------------------------------------
Machinery -- 3.0%
------------------------------------------------------------------------------
Briggs & Stratton Corp., Sr. Notes,
8.875%, 3/15/11                                    $     4,960    $  5,232,800
Flowserve Corp., 12.25%, 8/15/10                         4,065       4,329,225
Manitowoc Co., Inc. (The), Sr. Sub.
Notes, 10.375%, 5/15/11                   EUR            2,540       2,409,365
Manitowoc Co., Inc. (The), Sr. Sub.
Notes, 10.50%, 8/1/12(5)                                 4,095       4,095,000

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME PORTFOLIO AS OF OCTOBER 31, 2002

PORTFOLIO OF INVESTMENTS CONT'D

                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
------------------------------------------------------------------------------

Machinery (continued)
------------------------------------------------------------------------------
Terex Corp., 9.25%, 7/15/11                        $     2,620    $  2,266,300
Terex Corp., 10.375%, 4/1/11                             9,540       8,681,400
------------------------------------------------------------------------------
                                                                  $ 27,014,090
------------------------------------------------------------------------------
Manufacturing -- 3.7%
------------------------------------------------------------------------------
Dresser, Inc., 9.375%, 4/15/11                     $     5,240    $  4,951,800
Foamex L.P., 9.875%, 6/15/07                             1,720         301,000
Foamex L.P./Capital Corp.,
10.75%, 4/1/09(5)                                        2,905       1,641,325
Insilco Corp., 12.00%, 8/15/07(6)                       10,345         258,625
Roller Bearing Holdings Co., Sr. Disc.
Notes, 13.00%, 6/15/09(5)                               11,485      10,508,775
Tekni-Plex, Inc., 12.75%, 6/15/10                        2,475       2,239,875
Tekni-Plex, Inc., Sr. Sub. Notes,
12.75%, 6/15/10(5)                                       1,890       1,710,450
Trimas Corp., 9.875%, 6/15/12(5)                         3,770       3,562,650
Tyco International Group SA,
5.80%, 8/1/06                                            6,155       5,390,851
Tyco International Group SA,
6.75%, 2/15/11                                           2,020       1,720,103
Venture Holding Trust, Sr. Notes,
9.50%, 7/1/05                                            3,811         857,475
------------------------------------------------------------------------------
                                                                  $ 33,142,929
------------------------------------------------------------------------------
Medical Products -- 0.9%
------------------------------------------------------------------------------
Advanced Medical Optics, Sr. Sub. Notes,
9.25%, 7/15/10                                     $     2,545    $  2,570,450
Hanger Orthopedic Group,
10.375%, 2/15/09                                         1,455       1,564,125
Medquest Inc., Sr. Sub. Notes,
11.875%, 8/15/12(5)                                      4,175       4,175,000
------------------------------------------------------------------------------
                                                                  $  8,309,575
------------------------------------------------------------------------------
Oil and Gas - Equipment and Services -- 2.4%
------------------------------------------------------------------------------
Amerigas Partners LP, Sr. Notes,
8.875%, 5/20/11                                    $     4,215    $  4,320,375
DI Industries, Inc., (Grey Wolf, Inc.),
Sr. Notes, 8.875%, 7/1/07                                1,215       1,245,375
Grant Geophysical, Inc., Sr. Notes,
Series B, 9.75%, 2/15/08                                 3,570         910,350
Ram Energy, Inc., Sr. Notes,
11.50%, 2/15/08                                          4,602       1,403,610
SESI, LLC, 8.875%, 5/15/11                              11,063      11,118,315
Universal Compression, Inc., Sr. Disc.
Notes, 9.875%, (0% until 2003), 2/15/08                  2,255       2,243,725
------------------------------------------------------------------------------
                                                                  $ 21,241,750
------------------------------------------------------------------------------
                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
------------------------------------------------------------------------------
Oil and Gas - Exploration and Production -- 4.2%
------------------------------------------------------------------------------
Abraxas Petroleum Corp., 11.50%, 11/1/04           $    10,439    $  4,436,575
Chesapeake Energy Corp., Sr. Notes,
8.50%, 3/15/12                                           4,815       4,899,263
Comstock Resources, Inc.,
11.25%, 5/1/07                                          12,230      12,780,350
Continental Resources, 10.25%, 8/1/08                    5,940       5,197,500
Encore Acquisition Co.,
8.375%, 6/15/12(5)                                       3,765       3,840,300
Grey Wolf, Inc., Series C,
8.875%, 7/1/07                                             635         642,938
Pennzoil-Quaker State, 10.00%, 11/1/08                   1,880       2,272,450
Plains E&P Co., Sr. Sub. Notes,
8.75%, 7/1/12(5)                                         2,650       2,663,250
Premcor USA, Inc., 11.50%, 10/1/09                       1,025         773,875
Transocean Sedco Forex, 9.50%, 12/15/08                     80          99,178
------------------------------------------------------------------------------
                                                                  $ 37,605,679
------------------------------------------------------------------------------
Oil and Gas - Refining -- 0.1%
------------------------------------------------------------------------------
Western Gas Resources, 10.00%, 6/15/09             $       935    $    986,425
------------------------------------------------------------------------------
                                                                  $    986,425
------------------------------------------------------------------------------
Oil Companies - Exploration & Production -- 0.2%
------------------------------------------------------------------------------
Plains All American Pipeline, Sr. Notes,
7.75%, 10/15/12(5)                                 $     2,095    $  2,147,375
------------------------------------------------------------------------------
                                                                  $  2,147,375
------------------------------------------------------------------------------
Paper and Forest Products -- 0.6%
------------------------------------------------------------------------------
Buckeye Technologies, Inc., Sr. Sub.
Notes, 8.00%, 10/15/10                             $     1,070    $    754,350
Buckeye Technologies, Inc., Sr. Sub.
Notes, 9.25%, 9/15/08                                      830         634,950
Caraustar Industries, Inc.,
9.875%, 4/1/11                                             915         942,450
Longview Fibre Co., Sr. Sub. Notes,
10.00%, 1/15/09                                          2,495       2,582,325
Williams Scotsman, Inc., 9.875%, 6/1/07                    830         672,300
------------------------------------------------------------------------------
                                                                  $  5,586,375
------------------------------------------------------------------------------
Printing and Business Products -- 0.5%
------------------------------------------------------------------------------
MDC Communications Corp., Sr. Sub.
Notes, 10.50%, 12/1/06                             $     1,875    $  1,668,928
Merrill Corp., Series A, (PIK),
12.00%, 5/1/09(4)                                          867         615,728
Merrill Corp., Series B, (PIK),
12.00%, 5/1/09(4)                                        4,183       2,430,117
------------------------------------------------------------------------------
                                                                  $  4,714,773
------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME PORTFOLIO AS OF OCTOBER 31, 2002

PORTFOLIO OF INVESTMENTS CONT'D

                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
------------------------------------------------------------------------------
Printing or Publishing - Diversification -- 1.4%
------------------------------------------------------------------------------
Hollinger International Publishing,
9.25%, 2/1/06                                      $       445    $    449,450
Hollinger International Publishing,
9.25%, 3/15/07                                           1,265       1,277,650
Hollinger Participation, Sr. Notes,
(PIK), 12.125%, 11/15/10(5)                             11,819      10,237,848
------------------------------------------------------------------------------
                                                                  $ 11,964,948
------------------------------------------------------------------------------
Publishing -- 0.8%
------------------------------------------------------------------------------
Canwest Media, Inc., Sr. Sub. Notes,
10.625%, 5/15/11                                   $     5,310    $  5,655,150
Vertis, Inc., Sr. Notes,
10.875%, 6/15/09                                         1,710       1,718,550
------------------------------------------------------------------------------
                                                                  $  7,373,700
------------------------------------------------------------------------------
REITS -- 0.9%
------------------------------------------------------------------------------
Ventas Realty LP/Capital CRP,
8.75%, 5/1/09                                      $     1,795    $  1,777,050
Ventas Realty LP/Capital CRP,
9.00%, 5/1/12                                            6,565       6,499,350
------------------------------------------------------------------------------
                                                                  $  8,276,400
------------------------------------------------------------------------------
Retail - Apparel -- 0.6%
------------------------------------------------------------------------------
Mothers Work, Inc., 11.25%, 8/1/10                 $     5,300    $  5,326,500
------------------------------------------------------------------------------
                                                                  $  5,326,500
------------------------------------------------------------------------------
Retail - Food and Drug -- 0.3%
------------------------------------------------------------------------------
Pantry, Inc., Sr. Sub. Notes,
10.25%, 10/15/07                                   $     2,875    $  2,314,375
------------------------------------------------------------------------------
                                                                  $  2,314,375
------------------------------------------------------------------------------
Retail - General -- 0.2%
------------------------------------------------------------------------------
Tuesday Morning Corp., Sr. Sub. Notes,
11.00%, 12/15/07                                   $     1,719    $  1,757,678
------------------------------------------------------------------------------
                                                                  $  1,757,678
------------------------------------------------------------------------------
Semiconductors -- 2.0%
------------------------------------------------------------------------------
Amkor Technologies, Inc., Sr. Notes,
9.25%, 5/1/06                                      $     4,685    $  3,935,400
Chippac International Ltd.,
12.75%, 8/1/09                                           6,825       6,722,625
Fairchild Semiconductor, Sr. Sub Notes,
10.50%, 2/1/09                                           2,888       3,090,160
On Semiconductor Corp.,
12.00%, 5/15/08(5)                                       5,775       3,551,625
------------------------------------------------------------------------------
                                                                  $ 17,299,810
------------------------------------------------------------------------------
                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
------------------------------------------------------------------------------
Services -- 2.1%
------------------------------------------------------------------------------
Alderwoods Group, 11.00%, 1/2/07                   $     9,590    $  9,637,749
Alderwoods Group, 12.25%, 1/2/09                         1,605       1,492,650
Coyne International Enterprises, Sr.
Sub. Notes, 11.25%, 6/1/08                               2,250       1,133,438
Kindercare Learning Centers, Inc., Sr.
Sub. Notes, 9.50%, 2/15/09                               7,045       6,666,331
------------------------------------------------------------------------------
                                                                  $ 18,930,168
------------------------------------------------------------------------------
Transportation -- 1.4%
------------------------------------------------------------------------------
Kansas City Southern, 9.50%, 10/1/08               $     2,284    $  2,523,820
P & O Princess Cruises, 7.875%, 6/1/27                   1,740       1,656,708
Pacer International, Inc.,
11.75%, 6/1/07                                           5,174       5,225,740
Petroleum Helicopters, Series B,
9.375%, 5/1/09                                           2,180       2,278,100
QDI LLC, (PIK), 12.50%, 6/15/08(5)                         927         468,135
QDI LLC, Jr. Sub. Notes, (PIK),
12.00%, 6/15/09(5)                                         216          33,496
------------------------------------------------------------------------------
                                                                  $ 12,185,999
------------------------------------------------------------------------------
Utility - Electric Power Generation -- 2.0%
------------------------------------------------------------------------------
AES Corp., Sr. Notes, 8.75%, 12/15/02              $    13,868    $ 12,411,860
AES Corp., Sr. Notes, 8.75%, 6/15/08                     9,105       3,960,675
AES Corp., Sr. Notes, 8.875%, 2/15/11                      695         302,325
AES Corp., Sr. Notes, 9.375%, 9/15/10                    1,875         853,125
------------------------------------------------------------------------------
                                                                  $ 17,527,985
------------------------------------------------------------------------------
Waste Management -- 1.7%
------------------------------------------------------------------------------
Allied Waste, 10.00%, 8/1/09                       $     6,845    $  6,605,425
Allied Waste, Series B, 8.875%, 4/1/08                   4,120       4,099,400
Stericycle, Inc., 12.375%, 11/15/09                      3,883       4,446,035
------------------------------------------------------------------------------
                                                                  $ 15,150,860
------------------------------------------------------------------------------
Wireless Communication Services -- 5.5%
------------------------------------------------------------------------------
AT&T Wireless Services, Inc.,
7.875%, 3/1/11                                     $     5,380    $  4,688,745
AT&T Wireless Services, Inc.,
8.125%, 5/1/12                                             835         727,814
Crown Castle International Corp., Sr.
Disc. Notes, 10.625%, (0% until 2002)
11/15/07                                                 4,061       3,187,885
Crown Castle International Corp., Sr.
Notes, 10.75%, 8/1/11                                    1,195         926,125
Insight Midwest/Insight Capital, Sr.
Notes, 10.50%, 11/1/10                                   5,640       4,906,800
IWO Holdings, Inc., 14.00%, 1/15/11                      7,490       1,535,450

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME PORTFOLIO AS OF OCTOBER 31, 2002

PORTFOLIO OF INVESTMENTS CONT'D

                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
------------------------------------------------------------------------------
Wireless Communication Services (continued)
------------------------------------------------------------------------------
McCaw International Ltd., Sr. Disc.
Notes, 13.00%, 4/15/07(6)                          $     7,340    $     73,400
Nextel Communications, Inc., Sr. Disc.
Notes, 10.65%, 9/15/07                                   5,710       5,210,375
Nextel Communications, Inc., Sr. Notes,
9.375%, 11/15/09                                         8,300       7,158,750
Nextel Communications, Inc., Sr. Notes,
9.50%, 2/1/11                                              830         707,575
Nextel International, Sr. Notes,
12.75%, 8/1/10(6)                                        7,535          65,931
Nextel Partners, Inc., Sr. Notes,
11.00%, 3/15/10                                          8,605       6,539,800
Ono Finance PLC, 13.00%, 5/1/09                          4,880       1,098,000
Ono Finance PLC, 13.00%, 5/1/09           EUR            2,675         503,727
Ono Finance PLC, Sr. Notes,
14.00%, 2/15/11                                          4,072         916,200
PTC International Finance II SA,
11.25%, 12/1/09                                          1,670       1,686,700
PTC International Finance II SA,
11.25%, 12/1/09                           EUR            3,010       3,077,713
Qwest Corp., 8.875%, 3/15/12(5)                          3,975       3,637,125
Rural Cellular Corp., Sr. Sub. Notes,
9.75%, 1/15/10                                             535         224,700
Triton PCS, Inc., 9.375%, 2/1/11                           625         462,500
TSI Telecommunication, Series B,
12.75%, 2/1/09                                           1,605       1,324,125
Ubiquitel Operating Co., 14.00%, (0%
until 2005), 4/15/10                                     8,310         457,050
------------------------------------------------------------------------------
                                                                  $ 49,116,490
------------------------------------------------------------------------------
Wireline Communication Services -- 0.1%
------------------------------------------------------------------------------
Colt Telecom Group PLC, Sr. Disc. Notes,
12.00%, 12/15/06                                   $     1,560    $    975,000
------------------------------------------------------------------------------
                                                                  $    975,000
------------------------------------------------------------------------------
Total Corporate Bonds & Notes
   (identified cost $925,921,299)                                 $822,059,789
------------------------------------------------------------------------------

COMMON STOCKS, WARRANTS AND RIGHTS -- 0.3%

SECURITY                                         SHARES           VALUE
------------------------------------------------------------------------------
Chemicals -- 0.0%
------------------------------------------------------------------------------
Pioneer Companies, Inc., Common(4)(7)                   67,381    $    101,071
Sterling Chemicals, Inc., Common(7)                      8,560             257
------------------------------------------------------------------------------
                                                                  $    101,328
------------------------------------------------------------------------------
Gaming -- 0.1%
------------------------------------------------------------------------------
Park Place Entertainment Corp.,
Common(7)                                              133,780    $    969,905
------------------------------------------------------------------------------
                                                                  $    969,905
------------------------------------------------------------------------------
Lodging and Gaming -- 0.1%
------------------------------------------------------------------------------
Peninsula Gaming LLC, Convertible
Preferred Membership Interests(4)(7)(8)                 25,351    $    152,107
------------------------------------------------------------------------------
                                                                  $    152,107
------------------------------------------------------------------------------
Restaurants -- 0.0%
------------------------------------------------------------------------------
New World Coffee, Warrants,
Exp. 6/15/06(4)(7)(8)                                   67,395    $     33,698
------------------------------------------------------------------------------
                                                                  $     33,698
------------------------------------------------------------------------------
Semiconductors -- 0.0%
------------------------------------------------------------------------------
Asat Finance, Warrants Exp.
11/1/06(4)(7)                                            5,660    $     56,600
------------------------------------------------------------------------------
                                                                  $     56,600
------------------------------------------------------------------------------
Services -- 0.0%
------------------------------------------------------------------------------
HF Holdings, Inc., Warrants, Exp.
9/27/09(4)(7)                                           13,600    $          0
------------------------------------------------------------------------------
                                                                  $          0
------------------------------------------------------------------------------
Transportation -- 0.0%
------------------------------------------------------------------------------
Quality Distribution, Inc., Warrants,
Exp.1/15/07(4)(7)                                        3,266    $          0
VS Holdings, Inc., Common(4)(7)(8)                      88,916          88,916
------------------------------------------------------------------------------
                                                                  $     88,916
------------------------------------------------------------------------------
Wireless Communication Services -- 0.1%
------------------------------------------------------------------------------
McCaw International Ltd., Rights(4)(7)              16,680,000    $    990,292
------------------------------------------------------------------------------
                                                                  $    990,292
------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME PORTFOLIO AS OF OCTOBER 31, 2002

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                         SHARES           VALUE
------------------------------------------------------------------------------
Wireline Communication Services -- 0.0%
------------------------------------------------------------------------------
Flag Telecom Holdings, Common(4)                        16,252    $     56,882
------------------------------------------------------------------------------
                                                                  $     56,882
------------------------------------------------------------------------------
Total Common Stocks, Warrants and Rights
   (identified cost $9,525,446)                                   $  2,449,728
------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS -- 0.2%

SECURITY                                         SHARES           VALUE
------------------------------------------------------------------------------
Business Services - Miscellaneous -- 0.2%
------------------------------------------------------------------------------
Titan Capital Trust                                     44,590    $  1,839,337
------------------------------------------------------------------------------
                                                                  $  1,839,337
------------------------------------------------------------------------------
Total Convertible Preferred Stocks
   (identified cost $1,817,164)                                   $  1,839,337
------------------------------------------------------------------------------

PREFERRED STOCKS -- 1.0%

SECURITY                                         SHARES           VALUE
------------------------------------------------------------------------------
Broadcasting and Cable -- 0.9%
------------------------------------------------------------------------------
CSC Holdings, Inc., Series M, 11.125%                  137,138    $  7,851,150
------------------------------------------------------------------------------
                                                                  $  7,851,150
------------------------------------------------------------------------------
Wireless Communication Services -- 0.1%
------------------------------------------------------------------------------
Dobson Communications Corp., 12.25%
(PIK)                                                    2,089    $    464,802
Nextel Communications Corp., 13%, Series
D, (PIK)                                                   177         152,663
Rural Cellular Corp., 12.25% (PIK)                       5,963         313,068
------------------------------------------------------------------------------
                                                                  $    930,533
------------------------------------------------------------------------------
Wireline Communication Services -- 0.0%
------------------------------------------------------------------------------
Broadwing Communications, Series B,
12.50%                                                   6,262    $    453,995
------------------------------------------------------------------------------
                                                                  $    453,995
------------------------------------------------------------------------------
Total Preferred Stocks
   (identified cost $26,927,794)                                  $  9,235,678
------------------------------------------------------------------------------

COMMERCIAL PAPER -- 2.7%

                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
------------------------------------------------------------------------------
G.E. Capital, 1.90%, 11/1/02                       $    23,945    $ 23,945,000
------------------------------------------------------------------------------
Total Commercial Paper
   (at amortized cost, $23,945,000)                               $ 23,945,000
------------------------------------------------------------------------------
Total Investments -- 98.6%
   (identified cost $1,009,039,913)                               $877,064,007
------------------------------------------------------------------------------
Other Assets, Less Liabilities -- 1.4%                            $ 12,589,065
------------------------------------------------------------------------------
Net Assets -- 100.0%                                              $889,653,072
------------------------------------------------------------------------------

 EUR - Euro Dollar
 (1) Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior floating-rate interests will have an expected average life of approximately three years.
 (2) Interest rates are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more major United States banks or (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR).
 (3) Subject to unfunded loan commitments of $857,143 at Octo-ber 31, 2002.
 (4) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.
 (5) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (6)  Defaulted security
 (7)  Non-income producing security.
 (8)  Restricted security.

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME PORTFOLIO AS OF OCTOBER 31, 2002

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2002
Assets
--------------------------------------------------------
Investments, at value (identified cost,
   $1,009,039,913)                        $  877,064,007
Cash                                             177,780
Receivable for investments sold                6,719,735
Interest and dividends receivable             24,875,521
Prepaid expenses                                   3,421
--------------------------------------------------------
TOTAL ASSETS                              $  908,840,464
--------------------------------------------------------
Liabilities
--------------------------------------------------------
Payable for investments purchased         $   19,001,425
Payable for open forward foreign
   currency contracts                             49,726
Payable to affiliate for Trustees' fees            2,258
Accrued expenses                                 133,983
--------------------------------------------------------
TOTAL LIABILITIES                         $   19,187,392
--------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS'
   INTEREST IN PORTFOLIO                  $  889,653,072
--------------------------------------------------------

Sources of Net Assets
--------------------------------------------------------
Net proceeds from capital contributions
   and withdrawals                        $1,021,684,886
Net unrealized depreciation (computed on
   the basis of identified cost)            (132,031,814)
--------------------------------------------------------
TOTAL                                     $  889,653,072
--------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2002
Investment Income
-------------------------------------------------------
Interest                                  $ 121,366,136
Dividends                                     4,377,261
Miscellaneous                                 1,122,601
-------------------------------------------------------
TOTAL INVESTMENT INCOME                   $ 126,865,998
-------------------------------------------------------

Expenses
-------------------------------------------------------
Investment adviser fee                    $   6,899,519
Trustees' fees and expenses                      30,703
Custodian fee                                   349,579
Legal and accounting services                    86,081
Miscellaneous                                    42,478
-------------------------------------------------------
TOTAL EXPENSES                            $   7,408,360
-------------------------------------------------------

NET INVESTMENT INCOME                     $ 119,457,638
-------------------------------------------------------

Realized and Unrealized Gain (Loss)
-------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $(203,910,519)
   Foreign currency and forward foreign
      currency exchange
      contract transactions                  (1,111,495)
-------------------------------------------------------
NET REALIZED LOSS                         $(205,022,014)
-------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $  39,662,223
   Foreign currency and forward foreign
      currency exchange contracts               164,133
-------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $  39,826,356
-------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $(165,195,658)
-------------------------------------------------------

NET DECREASE IN NET ASSETS FROM
   OPERATIONS                             $ (45,738,020)
-------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME PORTFOLIO AS OF OCTOBER 31, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

                                          YEAR ENDED        YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS         OCTOBER 31, 2002  OCTOBER 31, 2001
----------------------------------------------------------------------------
From operations --
   Net investment income                  $    119,457,638  $    149,425,684
   Net realized loss                          (205,022,014)     (317,398,428)
   Net change in unrealized
      appreciation (depreciation)               39,826,356        39,168,225
----------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
   FROM OPERATIONS                        $    (45,738,020) $   (128,804,519)
----------------------------------------------------------------------------
Capital transactions --
   Contributions                          $    311,202,692  $    609,949,260
   Withdrawals                                (562,562,133)     (458,200,275)
----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL TRANSACTIONS              $   (251,359,441) $    151,748,985
----------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS     $   (297,097,461) $     22,944,466
----------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------
At beginning of year                      $  1,186,750,533  $  1,163,806,067
----------------------------------------------------------------------------
AT END OF YEAR                            $    889,653,072  $  1,186,750,533
----------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME PORTFOLIO AS OF OCTOBER 31, 2002

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                           YEAR ENDED OCTOBER 31,                       YEAR ENDED MARCH 31,
                                  -----------------------------------------    ---------------------------------------
                                    2002(1)         2001          2000(2)         2000           1999          1998
----------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------
Ratios (As a percentage of average daily net
   assets):
   Expenses                            0.64%           0.67%          0.67%(3)       0.64%          0.65%        0.63%
   Net investment income              10.38%          11.96%         11.46%(3)      10.54%         10.23%        9.63%
Portfolio Turnover                       88%             83%            41%           113%           150%         137%
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)                       (4.36)%            --             --             --             --           --
----------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
   (000'S OMITTED)                 $889,653      $1,186,751     $1,163,806     $1,184,998     $1,039,223     $960,501
----------------------------------------------------------------------------------------------------------------------

 (1) The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended October 31, 2002 was to decrease the ratio of net investment income to average net assets from 10.59% to 10.38%. Ratios for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
 (2)  For the seven-month period ended October 31, 2000.
 (3)  Annualized.
 (4) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME PORTFOLIO AS OF OCTOBER 31, 2002

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   High Income Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified open-end management investment company which was organized as a trust under the laws of the State of New York on May 1, 1992. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuations -- Investments listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices. Listed or unlisted investments for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Fixed income investments (other than short-term obligations), including listed investments and investments for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates fair value. The Portfolio also invests in interests in senior floating rate loans (Senior Loans). The Portfolio's investment adviser, Boston Management and Research (BMR) a wholly owned subsidiary of Eaton Vance Management (EVM), has characterized certain Senior Loans as liquid based on a predetermined acceptable number and range of market quotations available. Such loans are valued on the basis of market valuations furnished by a pricing service. Investments for which there are no quotations or valuations are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount. Effective November 1, 2001, the Portfolio adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premiums on fixed-income securities using the interest method of amortization. Prior to November 1, 2001, the Portfolio amortized market premiums on fixed-income securities using the proportional method of amortization. The cumulative effect of this accounting change had no impact on the Portfolio's net assets, but resulted in a $2,026,736 decrease in the cost of securities and a corresponding $2,026,736 decrease in the net unrealized depreciation, based on securities held by the Portfolio on October 31, 2001. The effect of this change for the year ended October 31, 2002 was a decrease to net investment income of $2,454,989, a decrease to net realized loss of $2,462,536, and an increase to net unrealized depreciation of $7,547. The statement of changes in net assets and supplementary data for prior periods have not been restated to reflect these changes.

 C Income Taxes -- The Portfolio has elected to be treated as a partnership for United States Federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net taxable investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

 D Financial Futures Contracts -- Upon the entering of a financial futures contract, the Portfolio is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

 E Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Realized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments.

HIGH INCOME PORTFOLIO AS OF OCTOBER 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

   That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

 F Forward Foreign Currency Exchange Contracts -- The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed.

 G Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expense during the reporting period. Actual results could differ from those estimates.

 H Other -- Investment transactions are accounted for on a trade date basis.
   Realized gains and losses are computed based on the specific identification of the securities sold.

2 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the year ended October 31, 2002, the fee was equivalent to 0.60% of the Portfolio's average daily net assets and amounted to $6,899,519. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain officers and Trustees of the Portfolio are officers of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2002, no significant amounts have been deferred.

3 Investments
-------------------------------------------
   The Portfolio invests primarily in debt securities. The ability of the issuers of the debt securities held by the Portfolio to meet their obligations may be affected by economic developments in a specific industry. Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $945,231,897 and $1,075,724,353, respectively, for the year ended October 31, 2002. Realized losses from in-kind withdrawals totaled $18,925,317 for the year ended October 31, 2002.

4 Line of Credit
-------------------------------------------
   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2002.

5 Financial Instruments
-------------------------------------------
   The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and

HIGH INCOME PORTFOLIO AS OF OCTOBER 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

   offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2002 is as follows:

   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                             SALES
    ----------------------------------------------------------------------------------------
    SETTLEMENT                                             IN EXCHANGE FOR    NET UNREALIZED
    DATE(S)      DELIVER                                   (IN U.S. DOLLARS)  DEPRECIATION
    ----------------------------------------------------------------------------------------
                 Euro Dollar
                 6,508,845                                  $     6,384,656          (49,726)
     11/18/02
    ----------------------------------------------------------------------------------------
                                                            $     6,384,656   $      (49,726)
    ----------------------------------------------------------------------------------------

6 Federal Income Tax Basis of Unrealized Appreciation (Depreciation)
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2002 as computed on a federal income tax basis, were as follows:

    AGGREGATE COST                            $1,013,417,161
    --------------------------------------------------------
    Gross unrealized appreciation             $   29,427,209
    Gross unrealized depreciation               (165,780,363)
    --------------------------------------------------------
    NET UNREALIZED DEPRECIATION               $ (136,353,154)
    --------------------------------------------------------

7 Restricted Securities
-------------------------------------------
   At October 31, 2002, the Portfolio owned the following securities (representing less than 0.1% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The fair value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

                                              DATE OF
    DESCRIPTION                               ACQUISITION  SHARES/FACE  COST        FAIR VALUE
    ------------------------------------------------------------------------------------------
    COMMON STOCKS, WARRANTS AND RIGHTS
    ------------------------------------------------------------------------------------------
    New World Coffee, Warrants, Exp. 6/15/06      6/15/01       67,395  $        0  $   33,698
    Peninsula Gaming LLC, Convertible
     Preferred Membership Interests               7/08/99       25,351           0     152,107
    VS Holdings, Inc., Common                     4/03/02       88,916   1,111,000      88,916
    ------------------------------------------------------------------------------------------
                                                                        $1,111,000  $  274,721
    ------------------------------------------------------------------------------------------

HIGH INCOME PORTFOLIO AS OF OCTOBER 31, 2002

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS
OF HIGH INCOME PORTFOLIO:
---------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of High Income Portfolio (the Portfolio) as of October 31, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the years in the three year period then ended, and for each of the years in the three-year period ended March 31, 2000. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of October 31, 2002 by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of the High Income Portfolio at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its supplementary data for each of the years in the three year period then ended and for each of the three years in the three year period ended March 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 13, 2002

EATON VANCE HIGH INCOME FUND AS OF OCTOBER 31, 2002

MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and High Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts, 02109.

INTERESTED TRUSTEE(S)

                        POSITION(S)           TERM OF                                 NUMBER OF PORTFOLIOS
                          WITH THE           OFFICE AND                                 IN FUND COMPLEX
      NAME AND           TRUST AND           LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY
   DATE OF BIRTH       THE PORTFOLIO          SERVICE        DURING PAST FIVE YEARS        TRUSTEE(1)       OTHER DIRECTORSHIPS HELD
 -----------------------------------------------------------------------------------------------------------------------------------
 Jessica M.          Trustee             Since 1998          President and Chief                185                  None
 Bibliowicz                                                  Executive Officer of
 11/28/59                                                    National Financial
                                                             Partners (financial
                                                             services company)
                                                             (since April 1999).
                                                             President and Chief
                                                             Operating Officer of
                                                             John A. Levin & Co.
                                                             (registered investment
                                                             adviser) (July 1997 to
                                                             April 1999) and a
                                                             Director of Baker,
                                                             Fentress & Company,
                                                             which owns John A.
                                                             Levin & Co. (July 1997
                                                             to April 1999).
                                                             Ms. Bibliowicz is an
                                                             interested person
                                                             because of her
                                                             affiliation with a
                                                             brokerage firm.
 James B. Hawkes     Trustee             Trustee of the      Chairman, President and            190            Director of EVC
 11/9/41                                 Trust since 1991;   Chief Executive Officer
                                         of the Portfolio    of BMR, EVM and their
                                         since 1992          corporate parent and
                                                             trustee, Eaton Vance
                                                             Corp. (EVC) and Eaton
                                                             Vance, Inc. (EV),
                                                             respectively; Director
                                                             of EV; Vice President
                                                             and Director of EVD.
                                                             Trustee and/or officer
                                                             of 190 investment
                                                             companies in the Eaton
                                                             Vance Fund Complex.
                                                             Mr. Hawkes is an
                                                             interested person
                                                             because of his
                                                             positions with BMR, EVM
                                                             and EVC, which are
                                                             affiliates of the Trust
                                                             and the Portfolio.

NONINTERESTED TRUSTEE(S)

                        POSITION(S)           TERM OF                                 NUMBER OF PORTFOLIOS
                          WITH THE           OFFICE AND                                 IN FUND COMPLEX
      NAME AND           TRUST AND           LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY
   DATE OF BIRTH       THE PORTFOLIO          SERVICE        DURING PAST FIVE YEARS        TRUSTEE(1)       OTHER DIRECTORSHIPS HELD
 -----------------------------------------------------------------------------------------------------------------------------------
 Donald R. Dwight    Trustee             Trustee of the      President of Dwight                190         Trustee/Director of the
 3/26/31                                 Trust since 1986;   Partners, Inc.                                 Royce Funds (mutual
                                         of the Portfolio    (corporate relations                           funds) consisting of 17
                                         since 1993          and communications                             portfolios
                                                             company).
 Samuel L. Hayes,    Trustee             Trustee of the      Jacob H. Schiff                    190         Director of Tiffany &
 III                                     Trust since 1986;   Professor of Investment                        Co. (specialty retailer)
 2/23/35                                 of the Portfolio    Banking Emeritus,                              and Director of Telect,
                                         since 1993          Harvard University                             Inc. (telecommunication
                                                             Graduate School of                             services company)
                                                             Business
                                                             Administration.

EATON VANCE HIGH INCOME FUND AS OF OCTOBER 31, 2002

MANAGEMENT AND ORGANIZATION CONT'D

                        POSITION(S)           TERM OF                                 NUMBER OF PORTFOLIOS
                          WITH THE           OFFICE AND                                 IN FUND COMPLEX
      NAME AND           TRUST AND           LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY
   DATE OF BIRTH       THE PORTFOLIO          SERVICE        DURING PAST FIVE YEARS        TRUSTEE(1)       OTHER DIRECTORSHIPS HELD
 -----------------------------------------------------------------------------------------------------------------------------------
 Norton H. Reamer    Trustee             Trustee of the      President, Unicorn                 190                  None
 9/21/35                                 Trust since 1984;   Corporation (an
                                         of the Portfolio    investment and
                                         since 1993          financial advisory
                                                             services company)
                                                             (since September 2000).
                                                             Chairman, Hellman,
                                                             Jordan Management
                                                             Co., Inc. (an
                                                             investment management
                                                             company) (since
                                                             November 2000).
                                                             Advisory Director,
                                                             Berkshire Capital
                                                             Corporation (investment
                                                             banking firm) (since
                                                             June 2002). Formerly,
                                                             Chairman of the Board,
                                                             United Asset Management
                                                             Corporation (a holding
                                                             company owning
                                                             institutional
                                                             investment management
                                                             firms) and Chairman,
                                                             President and Director,
                                                             UAM Funds (mutual
                                                             funds).
 Lynn A. Stout       Trustee             Since 1998          Professor of Law,                  185                  None
 9/14/57                                                     University of
                                                             California at Los
                                                             Angeles School of Law
                                                             (since July 2001).
                                                             Formerly, Professor of
                                                             Law, Georgetown
                                                             University Law Center.
 Jack L. Treynor     Trustee             Trustee of the      Investment Adviser and             170                  None
 2/21/30                                 Trust since 1984;   Consultant.
                                         of the Portfolio
                                         since 1993

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                   POSITION(S)                TERM OF
                                     WITH THE                OFFICE AND
       NAME AND                     TRUST AND                LENGTH OF              PRINCIPAL OCCUPATION(S)
     DATE OF BIRTH                THE PORTFOLIO               SERVICE                DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------
William H. Ahern, Jr.    Vice President of the Trust       Since 1995       Vice President of EVM and BMR. Officer
7/28/59                                                                     of 34 investment companies managed by
                                                                            EVM or BMR.
Thomas E. Faust Jr.      President of the Trust            Since 2002       Executive Vice President and Chief
5/31/58                                                                     Investment Officer of EVM and BMR and
                                                                            Director of EVC. Officer of 50
                                                                            investment companies managed by EVM or
                                                                            BMR.
Thomas J. Fetter         Vice President of the Trust       Since 1997       Vice President of EVM and BMR. Officer
8/20/43                                                                     of 126 investment companies managed by
                                                                            EVM or BMR.
Thomas P. Huggins        Vice President of the Portfolio   Since 2000       Vice President of EVM and BMR. Officer
3/7/66                                                                      of 7 investment companies managed by EVM
                                                                            or BMR.
Michael R. Mach          Vice President of the Trust       Since 1999       Vice President of EVM and BMR since
7/15/47                                                                     December 1999. Previously, Managing
                                                                            Director and Senior Analyst for
                                                                            Robertson Stephens (1998-1999); Managing
                                                                            Director and Senior Analyst for Piper
                                                                            Jaffray (1996-1998). Officer of 23
                                                                            investment companies managed by EVM or
                                                                            BMR.
Robert B. MacIntosh      Vice President of the Trust       Since 1998       Vice President of EVM and BMR. Officer
1/22/57                                                                     of 125 investment companies managed by
                                                                            EVM or BMR.
Duncan W. Richardson     Vice President of the Trust       Since 2001       Senior Vice President and Chief Equity
10/26/57                                                                    Investment Officer of EVM and BMR.
                                                                            Officer of 40 investment companies
                                                                            managed by EVM or BMR.
Walter A. Row, III       Vice President of the Trust       Since 2001       Director of Equity Research and a Vice
7/20/57                                                                     President of EVM and BMR. Officer of 21
                                                                            investment companies managed by EVM or
                                                                            BMR.
Susan M. Schiff          Vice President of the Trust       Since 2002       Vice President of EVM and BMR. Officer
3/13/61                                                                     of 24 investment companies managed by
                                                                            EVM or BMR.
Edward E. Smiley, Jr.    Vice President of the Trust       Since 1999       Vice President of EVM and BMR. Officer
10/5/44                                                                     of 36 investment companies managed by
                                                                            EVM or BMR.
Michael W. Weilheimer    President of the Portfolio        Since 2002(2)    Vice President of EVM and BMR. Officer
2/11/61                                                                     of 8 investment companies managed by EVM
                                                                            or BMR.

EATON VANCE HIGH INCOME FUND AS OF OCTOBER 31, 2002

MANAGEMENT AND ORGANIZATION CONT'D

                                                              TERM OF
                                   POSITION(S)               OFFICE AND
       NAME AND                      WITH THE                LENGTH OF              PRINCIPAL OCCUPATION(S)
     DATE OF BIRTH           TRUST AND THE PORTFOLIO          SERVICE                DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------
Alan R. Dynner           Secretary                         Since 1997       Vice President, Secretary and Chief
10/10/40                                                                    Legal Officer of BMR, EVM, EVD and EVC.
                                                                            Officer of 190 investment companies
                                                                            managed by EVM or BMR.
Barbara E. Campbell      Treasurer of the Portfolio        Since 2002(2)    Vice President of EVM and BMR. Officer
6/19/57                                                                     of 190 investment companies managed by
                                                                            EVM or BMR.
James L. O'Connor        Treasurer of the Trust            Since 1989       Vice President of BMR, EVM and EVD.
4/1/45                                                                      Officer of 112 investment companies
                                                                            managed by EVM or BMR.

 (1)  Includes both master and feeder funds in a master-feeder structure.
 (2) Prior to 2002, Mr. Weilheimer served as Vice President since 1995 and Ms. Campbell served as Assistant Treasurer since 1993.

    The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

INVESTMENT ADVISER OF HIGH INCOME PORTFOLIO
BOSTON MANAGEMENT AND RESEARCH
The Eaton Vance Building
255 State Street
Boston, MA 02109


ADMINISTRATOR OF EATON VANCE HIGH INCOME FUND
EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109


PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260


CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116


TRANSFER AGENT
PFPC INC.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122


INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
200 Berkeley Street
Boston, MA 02116-5022


                               EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS, INC.

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

 For more information about Eaton Vance's privacy policies, call: 1-800-262-1122


EATON VANCE HIGH INCOME FUND
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109

   This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.

446-12/02                                                                 HISRC